Subsequent Events	12 Months Ended
Dec. 31, 2025
Subsequent Events [Abstract]
Subsequent Events	SUBSEQUENT EVENTS
On January 28, 2026, the company announced that the Board of Directors approved a quarterly dividend of $1.68 per common share. The dividend is payable March 10, 2026 to stockholders of record on February 10, 2026.
On February 3, 2026, the company issued $3.25 billion of U.S. dollar fixed-rate notes in tranches with maturities ranging from 3 to 30 years and coupons ranging from 4.0 to 5.8 percent; and $3.3 billion of Euro fixed-rate notes in tranches with maturities ranging from 5 to 12 years and coupons ranging from 3.0 to 3.85 percent; and $0.9 billion of Euro floating-rate notes with a maturity of 2 years